SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

ForSocial SustainabilityFund (the “Fund”)

Effective immediately, the market capitalization range of the S&P 500® Index, as set forth in the sub-sections entitled “Principal Investment Strategies” in the “Social Sustainability Fund Summary” and “Social Sustainability Fund” sections of the Fund’s prospectuses is deleted and replaced with the following:

“The market capitalization range of the S&P 500® Index was $910 million to $340.9 billion, as of November 1, 2010, and is expected to change frequently.”

April 11, 2011                                                                                                                         AWR041/P1601SP